UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14C
                                 (RULE 14c-101)

                            SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934


Check the appropriate box:

[  ]     Preliminary information statement.
[ ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2)).

[X] Definitive information statement.

                              Accessor Funds, Inc.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

                  1) Title of each class of securities to which transaction
                     applies:


                  2) Aggregate number of securities to which transaction applies:


                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


                  4) Proposed maximum aggregate value of transaction:


                  5) Total fee paid:


                  [ ] Fee paid previously with preliminary materials.


                  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.


                  1) Amount Previously Paid:


                  2) Form, Schedule or Registration Statement No.:


                  3) Filing Party:


                  4) Date Filed:

                              ACCESSOR FUNDS, INC.
                        Accessor Mortgage Securities Fund


November 28, 2006



Dear Shareholders:


         As you know, BlackRock Financial Management, Inc. ("BlackRock") has been the sub-adviser of the Accessor Mortgage Securities Fund (the "Fund") since the Fund's inception. On September 29, 2006, BlackRock, Inc., the parent company of BlackRock, merged with Merrill Lynch Investment Managers, L.P. and certain of its affiliates to form a new asset management company. The merger resulted in an "assignment" of the money manager agreement in effect for the Fund with BlackRock under the Investment Company Act of 1940, as amended. As a result of such assignment, the money manager agreement in effect for the Fund with BlackRock terminated automatically in accordance with its terms and applicable law.


         To prevent any disruption of subadvisory services to the Fund, Accessor Funds, Inc., on behalf of the Fund, Accessor Capital Management LP ("Accessor Capital") and BlackRock entered into a new money manager agreement that became effective after the close of business on September 29, 2006. Pursuant to the new money manager agreement, BlackRock has been engaged, with the approval of the Board of Directors of Accessor Funds, to continue to serve as the money manager for the Fund.


         Accessor Funds has obtained exemptive relief from the Securities and Exchange Commission that permits Accessor Capital to enter into subadvisory arrangements with money managers without shareholder approval under certain circumstances as long as certain conditions are satisfied, including delivery to you, as a shareholder of the Fund, of an information statement that describes the new money manager and the new money manager agreement. Accordingly, please find enclosed an information statement that describes, among other things, the current management structure of BlackRock and the terms of the new money manager agreement for the Fund with BlackRock.


         The enclosed information statement is for your information only. It is not a proxy statement. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         Please feel free to call us at (800) 759-3504 should you have any questions on the enclosed information statement. We thank you for your continued interest in the Accessor Funds.

Sincerely,

J. Anthony Whatley III
President

                              ACCESSOR FUNDS, INC.
                        Accessor Mortgage Securities Fund

                          1420 Fifth Avenue, Suite 3600
                                Seattle, WA 98101


                                November 28, 2006
                              --------------------


                              INFORMATION STATEMENT
                              --------------------

     This information statement is being provided to the shareholders of the Accessor Mortgage Securities Fund (the "Mortgage Securities Fund" or the "Fund"), a separate portfolio of the Accessor Funds, Inc. (the "Accessor Funds"). This information statement is being provided in lieu of a proxy statement pursuant to the terms of an exemptive order (the "Exemptive Order") that Accessor Funds has received from the Securities and Exchange Commission (the "SEC"). The Exemptive Order permits Accessor Funds' manager, Accessor Capital Management LP ("Accessor Capital") to, under certain circumstances, enter into subadvisory relationships with investment management organizations (the "Money Managers") and to enter into money manager agreements with Money Managers with the approval of the Board of Directors of the Accessor Funds (the "Board of Directors"), but without obtaining shareholder approval. Pursuant to the Exemptive Order, Accessor Funds has agreed to provide to shareholders certain information about any new Money Manager and money manager agreement.


     This Information Statement is being furnished to notify you, as a shareholder of the Fund, that Accessor Capital and Accessor Funds, on behalf of the Fund, entered into a new money manager agreement (the "New Money Manager Agreement") with BlackRock Financial Management, Inc. ("BlackRock") that became effective after the close of business on September 29, 2006. Pursuant to the New Money Manager Agreement, BlackRock is engaged, subject to the approval of the Board of Directors of Accessor Capital, to serve as the Money Manager to the Fund.

     BlackRock also served as the Money Manager for the Fund prior to September 29, 2006. The previous money manager agreement in effect for the Fund with BlackRock (the "Prior Money Manger Agreement") was terminated in accordance with its terms upon the consummation of the merger transaction between BlackRock, Inc., the parent company of BlackRock, and Merrill Lynch Investment Managers, L.P. and its affiliates ("MLIM"), which resulted in the formation of a new investment company. Merrill Lynch & Co., Inc. ("Merrill Lynch") owns approximately 49.8% of the stock of the new investment company. The transaction between BlackRock, Inc. and MLIM resulted in an "assignment" of the Prior Money Manager Agreement under the Investment Company Act of 1940, as amended (the "1940 Act") and the termination of the Prior Money Manager Agreement in accordance with its terms and applicable law.

     At a meeting of the Board of Directors of Accessor Funds on August 25, 2006, the Board, after careful consideration, determined that the terms and conditions of the New Money Manager Agreement are fair to, and in the best interests of, the Fund and its shareholders and approved the New Money Manager Agreement for the Fund. The New Money Manager Agreement is substantially the same as the Prior Money Manager Agreement. A copy of the New Money Manager Agreement is attached as Exhibit A to this Information Statement.


     THIS DOCUMENT IS FOR YOUR INFORMATION ONLY. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     The Fund is an investment portfolio of Accessor Funds. Accessor Funds, a Maryland corporation, is a multi-managed, open-end investment company currently consisting of ten diversified investment portfolios and six diversified funds of funds investment portfolios, each with its own investment objective and policies. The Fund was designated as a separate investment portfolio of Accessor Funds on and commenced operations on May 18, 1992. This Information Statement relates only to the Fund.


     This Information Statement will be mailed on or about November 28, 2006.


     Background


     Accessor Capital is the manager of the Fund pursuant to an Amended and Restated Management Agreement effective June 17, 1992 as amended and restated February 12, 2004 (the "Management Agreement"). The Management Agreement was most recently approved by the Board of Directors of Accessor Funds, including a majority of Directors who are not "interested persons", as defined in the Investment Company Act of 1940 (the "1940 Act"), of any party to such agreement (referred to as Independent Directors) on December 16, 2005. The Management Agreement was most recently submitted to a vote of Fund shareholders on June 17, 1992 and approved by shareholders on August 3, 1992 in connection with its initial approval. Accessor Capital's address is 1420 Fifth Avenue, Suite 3600, Seattle, Washington 98101.


         BlackRock has served as the Money Manager of the Fund since the Fund's inception on May 18, 1992. BlackRock entered into the New Money Management Agreement for the Fund effective as of the close of business on September 29, 2006.

         Accessor Capital Management Agreement


     As noted above, Accessor Capital is the manager of Accessor Funds pursuant to a Management Agreement with Accessor Funds. Pursuant to the Management Agreement, Accessor Capital, among other things, provides the following services to each investment portfolio of Accessor Funds (each a "Fund" and collectively the "Funds"), including the Mortgage Securities Fund: (i) provides or oversees the provision of all general management, investment advisory and portfolio management services for Accessor Funds, including the transfer agent, and supervises the provision of services by third parties such as the Money Managers, the custodian of the Funds and Funds' accounting agent and distributor; (ii) develops the investment programs for the Funds, selects Money Managers for the Funds (subject to approval by the Board of Directors), allocates assets among Money Managers, and monitors the Money Managers' investment programs and results; and (iii) may exercise investment discretion over the Funds and assets invested in the Funds' liquidity reserves and all or any portion of the Funds' other assets not assigned to a Money Manager. For providing these services, each Fund pays Accessor Capital a fee equal on an annual basis to 0.36% of the Fund's average daily net assets. For the fiscal year ended December 31, 2005, the Fund paid or accrued for Accessor Capital $589,442. The Fund also pays the compensation of its Money Manager.


         Accessor Capital recommends Money Managers for each of the Funds to the Board of Directors based upon its continuing quantitative and qualitative evaluation of the Money Managers' skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Money Manager, and Accessor Capital does not expect to recommend frequent changes of Money Managers. None of the Money Managers provides any services to Accessor Funds except the day-to-day investment management of its respective Fund.

         Termination of Prior Money Manager Agreement

         The Prior Money Manager Agreement with BlackRock became effective on January 1, 2005 and was most recently approved by the Board of Directors, including the Independent Directors, on December 16, 2005. In accordance with the terms of the Exemptive Order, the Prior Money Manager Agreement was not submitted to a vote of the shareholders of the Fund. Shareholders most recently approved a money manager agreement for the Fund with BlackRock on January 27, 1995, prior to the Funds' obtaining the Exemptive Order.


     BlackRock is an indirect, wholly-owned subsidiary of BlackRock, Inc., which trades on the New York Stock Exchange under the symbol BLK. As of June 30, 2006, PNC Financial Services group, Inc. ("PNC") indirectly owned approximately 70% of BlackRock, Inc. On September 29, 2006, BlackRock completed its merger with MLIM and Merrill Lynch & Co., Inc. ("Merrill Lynch") became a 49.8% owner of BlackRock, Inc.'s capital stock. Merrill Lynch, headquartered in New York City, is one of the world's leading financial services firms, offering a range of services for private clients, small businesses, and institutions and corporations. Approximately 17% of BlackRock, Inc.'s stock is held by the public and employees. PNC holds 34% of BlackRock, Inc.'s. PNC, headquartered in Pittsburgh, in one of the nation's largest diversified financial services organizations providing regional banking, corporate banking, real estate finance, asset-based lending, wealth management, asset management and global fund services. The merger resulted in an "assignment" of the Prior Money Manager Agreement under the 1940 Act and the termination of the Prior Money Manager Agreement in accordance with its terms and applicable law.


         Approval of New Money Manager Agreement

Comparison of Money Manager Agreements

         After analyzing the merger and its impact, Accessor Capital recommended to the Board of Directors of Accessor Funds that BlackRock be appointed as the money manager of the Fund. The Board, upon the recommendation of Accessor Capital and after consideration of a variety of factors (as described below under "Evaluation by the Board of Directors of the New Money Manager Agreement"), voted on August 25, 2006 to approve the New Money Manager Agreement effective upon the consummation of the merger. Other than the effective and termination dates, the terms of the New Money Manager Agreement are the same as the terms of the Prior Money Manager Agreement. Specifically, the duties to be performed, the compensation payable and the standard of care under the New Money Manager Agreement are identical to what was provided in the Prior Money Manager Agreement and similar to what is provided in the Money Manager Agreements with the other Money Managers of Accessor Funds. A description of the fees payable under the New Money Manager Agreement and the Prior Money Manager Agreement is set forth below under "Money Manager Fees".


     The New Money Manager Agreement became effective after the close of business on September 29, 2006 and will continue in effect for two years and thereafter from year to year, subject to approval annually by the Board of Directors of Accessor Funds in accordance with the 1940 Act. The New Money Manager Agreement may be terminated at any time without the payment of any penalty by the Board of Directors, Accessor Capital, BlackRock, or a vote of the "majority of the outstanding voting securities" (as that term in defined in the 1940 Act) of the Fund, upon 60 days' advance written notice to the other parties to the New Money Manager Agreement. The New Money Manager Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940
Act). The Prior Money Manager Agreement contained the same provisions.


         The New Money Manager Agreement provides that BlackRock will not be liable for, and shall be indemnified by Accessor Funds for, any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it under the New Money Manager Agreement, or in accordance with (or in the absence of) specific directions or instructions from Accessor Funds or Accessor Capital; provided that such acts or omissions shall not have resulted from BlackRock's willful misfeasance, bad faith or gross negligence, violation of applicable law, or reckless disregard of its duty or its obligations under the New Money Manager Agreement. The Prior Money Manager Agreement contained the same provision.

         The New Money Manager Agreement is attached to this information statement as Exhibit A. Shareholders should refer to Exhibit A for the complete terms of the New Money Manager Agreement and the description of such agreement set forth herein is qualified in its entirety by the provisions of the New Money Manager Agreement as set forth in Exhibit A.


     BlackRock has advised Accessor Capital and the Board of Directors that it does not anticipate any material changes in the professional personnel who currently perform services for the Fund, the compliance program or structure of BlackRock, or the oversight of compliance with Fund investment restrictions, as a result of the merger. Similarly, BlackRock has advised Accessor Capital and the Board of Directors that it anticipates that there will be no diminution in the nature or quality of investment subadvisory services provided to the Fund as a result of the merger. The portfolio manager currently listed in the Fund's prospectus will continue to manage the Fund's assets. The information contained in the Fund's statement of additional information regarding the other accounts managed by the BlackRock portfolio manager, as well as potential conflicts of interest, the structure of portfolio manager compensation, and the ownership of Fund securities, continues to be accurate as of the date of this Information Statement.


Money Manager Fees

         The fees paid to BlackRock are based on the assets of the Fund. (See "Money Manager Fees" in the Accessor Funds' Statement of Additional Information for a discussion of the fees paid to the other Money Managers of the Accessor Funds). Under the New Money Manager Agreement, as under the Prior Money Manager Agreement, the Fund pays BlackRock, as compensation for the services rendered by BlackRock to the Fund, a fee computed daily and paid quarterly at the annual rate set forth below based on the aggregate daily net assets of the Fund:

         0.25% of the first $100,000,000;
         0.20% of the next $100,000,000; and
         0.15% above $200,000,000.

         The fee is paid by the Fund for each quarter within 60 days after the end of such quarter. If BlackRock serves for less than a full quarter, the foregoing compensation will be prorated.

         The fees payable to BlackRock under the Prior Money Manager Agreement were identical to those described above.

         Fees paid or accrued to BlackRock for services provided under the Prior Money Manager Agreement for the fiscal year ended December 31, 2005 were $377,468. Neither BlackRock nor any affiliate of BlackRock received any other fees or material payments from Accessor Capital or the Accessor Funds for the fiscal year ended December 31, 2005.


Information Regarding BlackRock


     Information regarding the principal executive officers and directors of BlackRock is set forth below. BlackRock's address and the address for each person listed below, as it relates to his or her duties with BlackRock, is 40 E. 52nd street, New York, NY 10022.


  Name and Position with BlackRock     Other Company                            Position with Other Company

Steven Buller, Chief Financial         BlackRock, Inc.,                         Chief Financial Officer and
Officer and Managing Director          New York, NY                             Managing Director

                                       BlackRock Advisors, LLC,                 Chief Financial Officer and
                                       Wilmington, DE                           Managing Director

                                       BlackRock Advisors Holdings,             Chief Financial Officer and
                                       Inc.,                                    Managing Director
                                       New York, NY

                                       BlackRock Capital Management,            Chief Financial Officer and
                                       Inc.,                                    Managing Director
                                       Wilmington, DE

                                       BlackRock Finco UK, Ltd., London,        Director
                                       England

                                       BlackRock Funding, Inc.                  Chief Financial Officer and
                                       Wilmington, DE                           Managing Director

                                       BlackRock Funding International,         Chief Financial Officer and
                                       Ltd.,                                    Managing Director
                                       Cayman Islands

                                       BlackRock Institutional                  Chief Financial Officer and
                                       Management Corporation                   Managing Director
                                       Wilmington, DE

                                       BlackRock International Holdings,        Chief Financial Officer and
                                       Inc.,                                    Managing Director
                                       New York, NY

                                       BlackRock International, Ltd,            Chief Financial Officer and
                                       Edinburgh, Scotland                      Managing Director

                                       BlackRock Investment Management,         Chief Financial Officer and
                                       LLC, Plainsboro, NJ                      Managing Director

                                       BlackRock Portfolio Holdings, Inc.       Chief Financial Officer and
                                       Wilmington, DE                           Managing Director

                                       BlackRock Portfolio Investments,         Chief Financial Officer and
                                       LLC                                      Managing Director
                                       Wilmington, DE

                                       BlackRock US Newco, Inc.,                Chief Financial Officer and
                                       Wilmington, DE                           Managing Director

                                       State Street Research and                Chief Financial Officer and
                                       Management Company,                      Managing Director
                                       Boston, MA

                                       SSRM Holdings, Inc.,                     Chief Financial Officer and
                                       Boston, MA                               Managing Director


Robert P. Connolly, General Counsel,   BlackRock, Inc.,                         General Counsel, Managing
Managing Director and Secretary        New York, NY                             Director and Secretary

                                       BlackRock Advisors, LLC,                 General Counsel, Managing
                                       Wilmington, DE                           Director and Secretary

                                       BlackRock Advisors Holdings,             General Counsel, Managing
                                       Inc.,                                    Director and Secretary
                                       New York, NY

                                       BlackRock Capital Management,            General Counsel, Managing
                                       Inc.,                                    Director and Secretary
                                       Wilmington, DE

                                       BlackRock Funding, Inc.                  General Counsel, Managing
                                       Wilmington, DE                           Director and Secretary

                                       BlackRock Funding International,         General Counsel, Managing
                                       Ltd.,                                    Director and Secretary
                                       Cayman Islands

                                       BlackRock Institutional                  General Counsel, Managing
                                       Management Corporation                   Director and Secretary
                                       Wilmington, DE

                                       BlackRock International Holdings,        General Counsel, Managing
                                       Inc.,                                    Director and Secretary
                                       New York, NY

                                       BlackRock International, Ltd,            General Counsel, Managing
                                       Edinburgh, Scotland                      Director and Secretary

                                       BlackRock Investments, Inc., New         General Counsel, Managing
                                       York, NY                                 Director and Secretary

                                       BlackRock Investment Management,         General Counsel, Managing
                                       LLC, Plainsboro, NJ                      Director and Secretary

                                       BlackRock Portfolio Holdings, Inc.       General Counsel, Managing
                                       Wilmington, DE                           Director and Secretary

                                       BlackRock Portfolio Investments,         General Counsel, Managing
                                       LLC                                      Director and Secretary
                                       Wilmington, DE

                                       BlackRock US Newco, Inc.,                General Counsel, Managing
                                       Wilmington, DE                           Director and Secretary

                                       State Street Research and                General Counsel, Managing
                                       Management Company,                      Director and Secretary
                                       Boston, MA

                                       SSRM Holdings, Inc.,                     General Counsel, Managing
                                       Boston, MA                               Director and Secretary


Laurence D. Fink, Chairman, Chief      BlackRock, Inc.,                         Chairman, Chief Executive Officer
Executive Officer and Director         New York, NY                             and Director

                                       BlackRock Advisors, LLC,                 Chairman and Chief Executive
                                       Wilmington, DE                           Officer

                                       BlackRock Advisors Holdings,             Chairman, Chief Executive Officer
                                       Inc.,                                    and Director
                                       New York, NY

                                       BlackRock Capital Management, Inc,       Chairman and Chief Executive
                                       Wilmington, DE                           Officer

                                       BlackRock Funding, Inc.,                 Chairman and Chief Executive
                                       Wilmington, DE                           Officer

                                       BlackRock Funding International,         Chairman, Chief Executive Officer
                                       Ltd.,                                    and Director
                                       Cayman Islands

                                       BlackRock Funds, Wilmington, DE          Trustee

                                       BlackRock Institutional                  Chairman and Chief Executive
                                       Management Corporation,                  Officer
                                       Wilmington, DE

                                       BlackRock International Holdings,        Chairman and Chief Executive
                                       Inc.                                     Officer
                                       New York, NY

                                       BlackRock International, Ltd,            Chief Executive Officer and
                                       Edinburgh, Scotland                      Director

                                       BlackRock Investments, Inc., New         Chairman, Chief Executive Officer
                                       York, NY                                 and Director

                                       BlackRock Investment Management,         Chairman and Chief Executive
                                       LLC, Plainsboro, NJ                      Officer

                                       BlackRock Portfolio Holdings,            Chief Executive Officer
                                       Inc.,
                                       Wilmington, DE

                                       BlackRock Portfolio Investments,         Chief Executive Officer
                                       LLC, Wilmington, DE

                                       BlackRock US Newco, Inc.,                Chairman and Chief Executive
                                       Wilmington, DE                           Officer

                                       State Street Management &                Chairman, Chief Executive Officer
                                       Research Company,                        and Director
                                       Boston, MA

                                       State Street Research Investment         Director
                                       Services, Inc., Boston, MA

                                       SSRM Holdings, Inc.,                     Chairman, Chief Executive Officer
                                       Boston, MA                               and Director


Robert S. Kapito, Vice Chairman and    BlackRock, Inc.,                         Vice Chairman and Director
Director                               New York, NY

                                       BlackRock Advisors, LLC,                 Vice Chairman
                                       Wilmington, DE

                                       BlackRock Advisors Holdings,             Vice Chairman and Director
                                       Inc.,
                                       New York, NY

                                       BlackRock Closed-End Funds,              President and Trustee
                                       Wilmington, DE

                                       BlackRock Capital Management,            Vice Chairman and Director
                                       Inc.,
                                       Wilmington, DE

                                       BlackRock Funding, Inc.,                 Vice Chairman and Director
                                       Wilmington, DE

                                       BlackRock Funding International,         Vice Chairman and Director
                                       Ltd.,
                                       Cayman Islands

                                       BlackRock Institutional                  Vice Chairman and Director
                                       Management Corporation,
                                       Wilmington, DE

                                       BlackRock International Holdings,        Vice Chairman and Director
                                       Inc.
                                       New York, NY

                                       BlackRock International, Ltd,            Vice Chairman and Director
                                       Edinburgh, Scotland

                                       BlackRock Investments, Inc., New         Director
                                       York, NY

                                       BlackRock Investment Management,         Vice Chairman
                                       LLC, Plainsboro, NJ

                                       BlackRock Portfolio Holdings,            Vice Chairman and Director
                                       Inc.,
                                       Wilmington, DE

                                       BlackRock Portfolio Investments,         Vice Chairman
                                       LLC, Wilmington, DE

                                       BlackRock Realty Advisors, Inc.,         Director
                                       Florham Park, NJ

                                       BlackRock US Newco, Inc.,                Vice Chairman
                                       Wilmington, DE

                                       State Street Management &                Vice Chairman and Director
                                       Research Company,
                                       Boston, MA

                                       State Street Research Investment         Director
                                       Services, Inc., Boston, MA

                                       SSRM Holdings, Inc.,                     Vice Chairman and Director
                                       Boston, MA


Ralph L. Schlosstein, President and    BlackRock, Inc.,                         President and Director
Director                               New York, NY

                                       Anthracite Capital, Inc.                 Director
                                       New York, NY

                                       BlackRock Advisors, LLC                  President and Director
                                       Wilmington, DE

                                       BlackRock Advisors Holdings,             President and Director
                                       Inc.,
                                       New York, NY

                                       BlackRock Closed-End Funds,              Chairman and Trustee
                                       Wilmington, DE

                                       BlackRock Liquidity Funds,               Chairman and President
                                       Wilmington, DE

                                       BlackRock Capital Management,            President and Director
                                       Inc.,
                                       Wilmington, DE

                                       BlackRock Funding, Inc.,                 President and Director
                                       Wilmington, DE

                                       BlackRock Funding International,         President and Director
                                       Ltd.,
                                       Cayman Islands

                                       BlackRock Institutional                  President and Director
                                       Management Corporation,
                                       Wilmington, DE

                                       BlackRock International Holdings,        President and Director
                                       Inc.,
                                       New York, NY

                                       BlackRock International, Ltd,            President and Director
                                       Edinburgh, Scotland

                                       BlackRock Investments, Inc., New         Director
                                       York, NY

                                       BlackRock Investment Management,         President
                                       LLC, Plainsboro, NJ

                                       BlackRock Portfolio Holdings,            President and Director
                                       Inc.,
                                       Wilmington, DE

                                       BlackRock Portfolio Investments,         President
                                       LLC, Wilmington, DE

                                       BlackRock Realty Advisors, Inc.,         Chairman and Director
                                       Florham Park, NJ

                                       BlackRock US Newco, Inc.                 President
                                       New York, NY

                                       State Street Management &                President and Director
                                       Research Company,
                                       Boston, MA

                                       State Street Research Investment         Director
                                       Services, Inc., Boston, MA

                                       SSRM Holdings, Inc.,                     President and Director
                                       Boston, MA


Charles Hallac, Vice Chairman          BlackRock, Inc.,                         Vice Chairman
                                       New York, NY

                                       BlackRock Advisors, LLC,                 Vice Chairman
                                       Wilmington, DE

                                       BlackRock Advisors Holdings,             Vice Chairman
                                       Inc.,
                                       New York, NY

                                       BlackRock Capital Management,            Vice Chairman
                                       Inc.,
                                       Wilmington, DE

                                       BlackRock Co., Ltd.,                     Director
                                       Tokyo, Japan

                                       BlackRock Funding, Inc.,                 Vice Chairman
                                       Wilmington, DE

                                       BlackRock Funding International,         Vice Chairman
                                       Ltd.,
                                       Cayman Islands

                                       BlackRock Institutional                  Vice Chairman
                                       Management Corporation,
                                       Wilmington, DE

                                       BlackRock International Holdings,        Vice Chairman
                                       Inc.,
                                       New York, NY

                                       BlackRock International, Ltd.,           Vice Chairman
                                       Edinburgh, Scotland

                                       BlackRock Investment Management,         Vice Chairman
                                       LLC, Plainsboro, NJ

                                       BlackRock Portfolio Holdings,            Vice Chairman
                                       Inc.,
                                       Wilmington, DE

                                       BlackRock Portfolio Investments,         Vice Chairman
                                       LLC, Wilmington, DE

                                       BlackRock US Newco, Inc.                 Vice Chairman
                                       New York, NY

                                       State Street Management &                Vice Chairman
                                       Research Company,
                                       Boston, MA

                                       SSRM Holdings, Inc.,                     Vice Chairman
                                       Boston, MA


Barbara Novick, Vice Chairman          BlackRock, Inc.,                         Vice Chairman
                                       New York, NY

                                       BlackRock Advisors, LLC,                 Vice Chairman
                                       Wilmington, DE

                                       BlackRock Advisors Holdings,             Vice Chairman
                                       Inc.,
                                       New York, NY

                                       BlackRock Capital Management,            Vice Chairman
                                       Inc.,
                                       Wilmington, DE

                                       BlackRock Funding, Inc.,                 Vice Chairman
                                       Wilmington, DE

                                       BlackRock Funding International,         Vice Chairman
                                       Ltd.,
                                       Cayman Islands

                                       BlackRock Institutional                  Vice Chairman
                                       Management Corporation,
                                       Wilmington, DE

                                       BlackRock International Holdings,        Vice Chairman
                                       Inc.,
                                       New York, NY

                                       BlackRock International, Ltd.,           Vice Chairman
                                       Edinburgh, Scotland

                                       BlackRock Investments, Inc., New         Vice Chairman
                                       York, NY

                                       BlackRock Investment Management,         Vice Chairman
                                       LLC, Plainsboro, NJ

                                       BlackRock Portfolio Holdings,            Vice Chairman
                                       Inc.,
                                       Wilmington, DE

                                       BlackRock Portfolio Investments,         Vice Chairman
                                       LLC, Wilmington, DE

                                       BlackRock US Newco, Inc.                 Vice Chairman
                                       New York, NY

                                       State Street Management &                Vice Chairman
                                       Research Company,
                                       Boston, MA

                                       SSRM Holdings, Inc.,                     Vice Chairman
                                       Boston, MA


Keith Anderson, Vice Chairman          BlackRock, Inc.,                         Vice Chairman
                                       New York, NY

                                       BlackRock Advisors, LLC,                 Vice Chairman
                                       Wilmington, DE

                                       BlackRock Advisors Holdings,             Vice Chairman
                                       Inc.,
                                       New York, NY

                                       BlackRock Capital Management,            Vice Chairman
                                       Inc.,
                                       Wilmington, DE

                                       BlackRock Funding, Inc.,                 Vice Chairman
                                       Wilmington, DE

                                       BlackRock Funding International,         Vice Chairman
                                       Ltd.,
                                       Cayman Islands

                                       BlackRock Institutional                  Vice Chairman
                                       Management Corporation,
                                       Wilmington, DE

                                       BlackRock International Holdings,        Vice Chairman
                                       Inc.,
                                       New York, NY

                                       BlackRock International, Ltd.,           Vice Chairman
                                       Edinburgh, Scotland

                                       BlackRock Investment Management,         Vice Chairman
                                       LLC, Plainsboro, NJ

                                       BlackRock Portfolio Holdings,            Vice Chairman
                                       Inc.,
                                       Wilmington, DE

                                       BlackRock Portfolio Investments,         Vice Chairman
                                       LLC, Wilmington, DE

                                       BlackRock US Newco, Inc.                 Vice Chairman
                                       New York, NY

                                       State Street Management &                Vice Chairman
                                       Research Company,
                                       Boston, MA

                                       SSRM Holdings, Inc.,                     Vice Chairman
                                       Boston, MA


Susan Wagner, Vice Chairman and        BlackRock, Inc.,                         Vice Chairman and Chief Operating
Chief Operating Officer                New York, NY                             Officer

                                       BlackRock Advisors, LLC,                 Vice Chairman and Chief Operating
                                       Wilmington, DE                           Officer

                                       BlackRock Advisors Holdings,             Vice Chairman and Chief Operating
                                       Inc.,                                    Officer
                                       New York, NY

                                       BlackRock Capital Management,            Vice Chairman and Chief Operating
                                       Inc.,                                    Officer
                                       Wilmington, DE

                                       BlackRock Finco UK, Ltd., London,        Director
                                       England

                                       BlackRock Funding, Inc.,                 Vice Chairman and Chief Operating
                                       Wilmington, DE                           Officer

                                       BlackRock Funding International,         Vice Chairman and Chief Operating
                                       Ltd.,                                    Officer


                                       BlackRock Institutional                  Vice Chairman and Chief Operating
                                       Management Corporation                   Officer
                                       Wilmington, DE

                                       BlackRock International Holdings,        Vice Chairman and Chief Operating
                                       Inc.,                                    Officer
                                       New York, NY

                                       BlackRock International, Ltd,            Vice Chairman and Chief Operating
                                       Edinburgh, Scotland                      Officer

                                       BlackRock Investment Management,         Vice Chairman and Chief Operating
                                       LLC, Plainsboro, NJ                      Officer

                                       BlackRock Portfolio Holdings, Inc.       Vice Chairman and Chief Operating
                                       Wilmington, DE                           Officer

                                       BlackRock Portfolio Investments,         Vice Chairman and Chief Operating
                                       LLC                                      Officer
                                       Wilmington, DE

                                       BlackRock US Newco, Inc.,                Vice Chairman and Chief Operating
                                       Wilmington, DE                           Officer

                                       State Street Research and                Vice Chairman and Chief Operating
                                       Management Company,                      Officer
                                       Boston, MA

                                       SSRM Holdings, Inc.,                     Vice Chairman and Chief Operating
                                       Boston, MA                               Officer


Robert Doll, Vice Chairman             BlackRock, Inc.,                         Vice Chairman
                                       New York, NY

                                       BlackRock Advisors, LLC,                 Vice Chairman
                                       Wilmington, DE

                                       BlackRock Advisors Holdings,             Vice Chairman
                                       Inc.,
                                       New York, NY

                                       BlackRock Capital Management,            Vice Chairman
                                       Inc.,
                                       Wilmington, DE

                                       BlackRock Funding, Inc.,                 Vice Chairman
                                       Wilmington, DE

                                       BlackRock Funding International,         Vice Chairman
                                       Ltd.,
                                       Cayman Islands

                                       BlackRock Funds (formerly Merrill        Chairman and President
                                       Lynch Funds)
                                       Plainsboro, NJ

                                       BlackRock Institutional                  Vice Chairman
                                       Management Corporation,
                                       Wilmington, DE

                                       BlackRock International Holdings,        Vice Chairman
                                       Inc.
                                       New York, NY

                                       BlackRock Investment Management,         Vice Chairman
                                       LLC, Plainsboro, NJ

                                       BlackRock Portfolio Holdings,            Vice Chairman
                                       Inc.,
                                       Wilmington, DE

                                       BlackRock Portfolio Investments,         Vice Chairman
                                       LLC, Wilmington, DE

                                       BlackRock US Newco, Inc.,                Vice Chairman
                                       Wilmington, DE


Robert Fairbairn, Vice Chairman        BlackRock, Inc.,                         Vice Chairman
                                       New York, NY

                                       BlackRock Advisors, LLC,                 Vice Chairman
                                       Wilmington, DE

                                       BlackRock Advisors Holdings,             Vice Chairman
                                       Inc.,
                                       New York, NY

                                       BlackRock Asset Management U.K.          Chief Executive Officer, Chairman
                                       Limited, London, England                 and Director

                                       BlackRock Capital Management,            Vice Chairman
                                       Inc.,
                                       Wilmington, DE

                                       BlackRock Funding, Inc.,                 Vice Chairman
                                       Wilmington, DE

                                       BlackRock Funding International,         Vice Chairman
                                       Ltd.,
                                       Cayman Islands

                                       BlackRock Institutional                  Vice Chairman
                                       Management Corporation,
                                       Wilmington, DE

                                       BlackRock International Holdings,        Vice Chairman
                                       Inc.,
                                       New York, NY

                                       BlackRock Investment Management          Director
                                       (Australia) Limited,
                                       Victoria, Australia

                                       BlackRock Investment Management          Chairman and Director
                                       International Limited,
                                       London, England

                                       BlackRock Investment Management,         Vice Chairman
                                       LLC, Plainsboro, NJ

                                       BlackRock Investment Management          Vice Chairman
                                       (UK) Limited,
                                       London, England

                                       BlackRock Portfolio Holdings,            Vice Chairman
                                       Inc.,
                                       Wilmington, DE

                                       BlackRock Portfolio Investments,         Vice Chairman
                                       LLC, Wilmington, DE

                                       BlackRock US Newco, Inc.,                Vice Chairman
                                       Wilmington, DE

BlackRock's investment strategy and decision-making process emphasize: (i) duration targeting, (ii) relative value sector and security selection, (iii) rigorous quantitative analysis to evaluate securities and portfolios, (iv) intense credit analysis and (v) judgment of experienced portfolio managers. Funds are managed in a narrow band around a duration target determined by the client. Specific investment decisions are made using a relative value approach that encompasses both fundamental and technical analysis. In implementing its strategy, BlackRock utilizes macroeconomic trends, supply/demand analysis, yield curve structure and trends, volatility analysis, and security specific option-adjusted spreads. BlackRock's Investment Strategy Group has primary responsibility for setting the broad investment strategy and for overseeing the ongoing management of all client portfolios. Mr. Andrew J. Phillips, Managing Director, is primarily responsible for the day-to-day management and investment decisions for the Mortgage Securities Fund. Together with its affiliates, BlackRock serves as investment adviser to fixed income, equity and liquidity investors in the United States and overseas through funds and institutional accounts with combined total assets at September 30, 2006 of approximately $1.075 trillion.


     BlackRock advises or subadvises mutual funds that have investment objectives and strategies that are similar to those of the Fund. For such services BlackRock receives compensation at the annual fee rates set forth in the table below. The table also sets forth the net assets of these funds as of September 30, 2006.

FUND                                               NET ASSETS AS OF        CONTRACTUAL FEE
                                                   SEPTEMBER 30, 2006

AXA PREMIER FUNDS                                     60,950,209.18        20 bps on first $50 MM; 10 bps on assets above $50 MM
AXA PREMIER FUNDS                                  1,275,288,306.69        20 bps on first $50 MM; 10 bps on assets above $50 MM
BLACKROCK TOTAL RETURN PORTFOLIO II                2,851,681,388.49        81 bps for Investor Class A;
                                                                           156 bps for Investor Class B;
                                                                           156 bps for Investor Class C;
                                                                           40 bps for BlackRock Share Class;
                                                                           55 bps for Institutional Share Class;
                                                                           81 bps for Service Share Class
BLACKROCK TOTAL RETURN PORTFOLIO                     369,983,510.84        80 bps for Investor Class A;
                                                                           156 bps for Investor Class B;
                                                                           156 bps for Investor Class C;
                                                                           40 bps for BlackRock Share Class;
                                                                           55 bps for Institutional Share Class;
                                                                           80 bps for Service Share Class
BLACKROCK GNMA PORTFOLIO                             175,676,715.02        86 bps for Investor Class A;
                                                                           161 bps for Investor Class B;
                                                                           161 bps for Investor Class C;
                                                                           45 bps for BlackRock Share Class;
                                                                           60 bps for Institutional Share Class;
                                                                           86 bps for Service Share Class
BLACKROCK GOVERNMENT INCOME PORTFOLIO                384,114,038.26        86 bps for Investor Class A;
                                                                           161 bps for Investor Class B;
                                                                           161 bps for Investor Class C;
                                                                           45 bps for BlackRock Share Class;
                                                                           60 bps for Institutional Share Class;
                                                                           85 bps for Service Share Class
BLACKROCK INTERMEDIATE BOND PORTFOLIO II             927,679,963.81        86 bps for Investor Class A;
                                                                           161 bps for Investor Class B;
                                                                           161 bps for Investor Class C;
                                                                           45 bps for BlackRock Share Class;
                                                                           60 bps for Institutional Share Class;
                                                                           86 bps for Service Share Class
BLACKROCK INTERMEDIATE GOVERNMENT BOND PORTFOLIO     541,466,567.80        99 bps for Investor Class A;
                                                                           175 bps for Investor Class B;
                                                                           175 bps for Investor Class C;
                                                                           60 bps for Institutional Share Class;
                                                                           90 bps for Service Share Class
BLACKROCK INTERMEDIATE BOND PORTFOLIO                 31,127,491.55        80 bps for Investor Class A;
                                                                           155 bps for Investor Class B;
                                                                           155 bps for Investor Class C;
                                                                           40 bps for BlackRock Share Class;
                                                                           55 bps for Institutional Share Class;
                                                                           80 bps for Service Share Class
BLACKROCK MANAGED INCOME PORTFOLIO                   736,994,034.15        105 bps for Investor Class A;
                                                                           180 bps for Investor Class B;
                                                                           179 bps for Investor Class C;
                                                                           65 bps for Institutional Share Class;
                                                                           95 bps for Service Share Class
DIVERSIFIED INVESTMENT ADVISORS                    2,064,741,961.23        12 bps first $1 BN;
                                                                           5 bps on assets over $1 BN
HIRTLE CALLAGHAN & CO.                               257,481,138.16        25 bps on first $ 100 MM;
                                                                           20 bps next $100 MM;
                                                                           17.5 bps on assets over $200 MM
WILSHIRE ASSOCIATES                                   63,514,264.08        25 bps on  first $100 MM;
                                                                           20 bps on next $100 MM;
                                                                           17.5 bps on next $100 MM;
                                                                           15 bps on next $200 MM;
                                                                           10 bps on assets over $500 MM
METLIFE ADVISORS, LLC                              1,560,235,847.44        20 bps on first $250 MM;
                                                                           15 bps on next $750 MM;
                                                                           10 bps on assets above $1 BN
UBS PAINEWEBBER                                      118,065,822.47        20 bps on first $100 MM;
                                                                           15 bps on assets over $100 MM



         No officer or Director of Accessor Funds currently is a director, officer or employee of BlackRock. No officer or Director of Accessor Funds owns securities of or has any other material direct or indirect interest in BlackRock or any other person controlling, controlled by or under common control with BlackRock. Since January 1, 2005, none of the Directors of Accessor Funds has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which BlackRock was or is to be a party.

         The foregoing information regarding BlackRock is based on information provided by BlackRock. BlackRock is not affiliated with Accessor Capital.

Fund Portfolio Transactions and Brokerage

         Subject to the general supervision of the Board of Directors, Accessor Capital and BlackRock are responsible for the Fund's portfolio transactions. Generally, securities are purchased for the Fund for investment income and/or capital appreciation and not for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to Accessor Capital or BlackRock.

         Subject to the arrangements and provisions described below, BlackRock usually makes the selection of a broker or dealer to execute the Fund's transactions. The Management Agreement and the New Money Manager Agreement provide (as did the Prior Money Manager Agreement), in substance and subject to specific directions from the Board of Directors and officers of Accessor Capital, that in executing Fund transactions and selecting brokers or dealers, the principal objective is to seek the best net price and execution. Securities will ordinarily be purchased from the markets where they are primarily traded, and BlackRock will consider all factors it deems relevant in assessing the best net price and execution for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

         Accessor Capital does not expect the Fund ordinarily to effect a significant portion of its total brokerage business with brokers affiliated with Accessor Capital or the Money Managers of the Accessor Funds. However, BlackRock may effect Fund transactions for the Fund with a broker affiliated with BlackRock, as well as with brokers affiliated with other Money Managers, subject to the above considerations regarding obtaining the best net price and execution and applicable law. The Fund effected no transactions with brokers affiliated with Accessor Capital, BlackRock, the other Money Managers of the Accessor Funds or ALPS Distributors, Inc., the Accessor Funds' distributor, for the fiscal year ended December 31, 2005.

Evaluation by the Board of Directors of the New Money Manager Agreement

         The Board of Directors of Accessor Funds consists of:

------------------------------------ -------------------------------------- -------------------------------------------
               Name                                Position                                  Address
==================================== ====================================== ===========================================
George G. Cobean, III                Director                               1607 South 341st Place
                                                                            Federal Way, WA  98003-3211
------------------------------------ -------------------------------------- -------------------------------------------
Geoffrey C. Cross                    Director                               252 Broadway
                                                                            Tacoma, WA  98402
------------------------------------ -------------------------------------- -------------------------------------------
J. Anthony Whatley III*              Director, President and Principal      1420 Fifth Avenue, Suite 3130
                                     Executive Officer                      Seattle, WA  98101
------------------------------------ -------------------------------------- -------------------------------------------

*interested person

         The Board of Directors of Accessor Funds, at an in-person meeting held on August 25, 2006, considered Accessor Capital's recommendation that the Board approve a new Money Management Agreement with BlackRock in order to retain BlackRock's services following the completion of the merger of BlackRock's parent company with MLIM.

         The Board reviewed the materials provided by BlackRock, including its Form ADV, information regarding the merger, information regarding the fees it charges to other funds and accounts with similar investment objectives and strategies as the Fund, information regarding the background, experience and qualifications of the personnel who would provide services to the Fund, information regarding the performance of the Fund compared to its benchmark and its peer group, and information regarding its trading capabilities and compliance policies and procedures. The Independent Directors also reviewed the memoranda that they had received from counsel that outlined the legal standards and certain other considerations relevant to their deliberations and met separately with their counsel to discuss the materials provided and the information presented. The Board also considered the information that was provided to it in connection with the most recent annual review of the Fund's investment advisory arrangements.

         The Board of Directors, including all of the Independent Directors, concluded at the in-person meeting held on August 25, 2006 that, based on the information presented to them, BlackRock would continue to have the capabilities, resources, and personnel necessary to serve as the Money Manager of the Fund under the New Management Agreement. The Board of Directors also concluded that, based on the services provided by BlackRock to the Fund, the historical performance of the Fund, the fees paid by similar funds and taking into account such other matters that the Directors considered relevant in the exercise of their reasonable judgment, the compensation payable by the Fund to BlackRock under the New Money Manager Agreement was fair and reasonable. Accordingly, after consideration of such factors and information as it deemed relevant, the Board, including all of the Independent Directors, approved the New Money Manager Agreement with BlackRock. The New Money Manager Agreement with BlackRock went into effect after the close of business on September 29, 2006.

         In approving the New Money Manager Agreement with BlackRock, the Board of Directors considered a number of factors, including (i) the nature, quality and extent of services rendered by BlackRock to the Fund; (ii) the historical investment performance of the Fund; (iii) the fees payable by BlackRock under the New Money Manager Agreement; (iv) the other benefits that may be realized by BlackRock from its relationship with the Fund and (v) the economies of scale that would be realized as the assets of the Fund grew and whether the fee schedule reflected these economies of scale. In their deliberations, the Directors did not identify any particular information or factor that was all-important or controlling. The primary factors and conclusions are described below.

         Nature, Quality and Extent of Services Provided

         The Board of Directors considered that, under the terms of the New Money Manager Agreement, as under the terms of the Prior Money Manager Agreement, BlackRock would be authorized to select portfolio securities for investment by the Fund, determine when to purchase and sell such securities and, upon making any purchase or sale decision, place orders for execution of such portfolio transactions. The Directors considered that the terms of the New Money Manager Agreement were substantially the same as the terms of the Prior Money Management Agreement and similar to the terms of the other Money Manager Agreements for the Accessor Funds. They concluded that the terms of the New Money Manager Agreement were reasonable and fair.

         The Board of Directors considered the scope and quality of services provided by BlackRock to the Fund. In particular, the Board considered information regarding BlackRock's investment process and research capabilities, and noted BlackRock's investment style. In addition, the Board of Directors considered the background and experience of BlackRock's investment management team for the Fund and that Andrew J. Phillips would continue to be primarily responsible for the day-to-day management and investment decisions for the Fund. They also considered BlackRock's representation that no material changes are anticipated with respect to BlackRock's investment management services to the Fund. The Board of Directors also considered BlackRock's compliance policies and procedures and BlackRock's trading capabilities and noted that BlackRock did not anticipate any material changes in its procedures or trading execution as a result of the merger. The Board concluded that they were satisfied with the nature, quality and extent of services to be provided by BlackRock to the Fund under the New Money Manager Agreement.

         Investment Performance

         The Board of Directors considered information provided to them by Accessor Capital and BlackRock regarding the historical performance of the Fund, and noted that BlackRock has managed the Fund since its inception.


     The Board compared the Fund's historic performance to the performance of the Fund's benchmark index, BlackRock's mortgage composite and the performance of other mutual funds with similar investment objectives, noting that BlackRock had outperformed its benchmark index (before fees) for the one year, five year and ten year periods ended June 30, 2006. The Board noted that, net of fees, each of the classes of shares of the Fund had performance that was consistent with or lagged the benchmark index for those periods. The Board also considered that the Advisor class of shares had a five star Morningstar ranking for the three, five and ten year periods and since inception through June 30, 2006. The Board noted that the other classes had also generally received four or five star rankings from Morningstar over the same periods. The Board also reviewed the Fund's performance and compared the Fund's performance to the Lipper peer group and noted that the Fund's performance exceeded the Lipper peer group median over all periods (as of July 31, 2006). The Board concluded that the Fund's historic investment performance was consistent and reasonable in relation to the historic performance of the Fund's benchmark index and other mutual funds with similar investment objectives.


         Fees


     The Board of Directors reviewed the fees payable to BlackRock for its services under the New Money Manager Agreement and compared those fees to the investment advisory fees charged to funds with similar investment objectives and to other BlackRock funds and institutional clients with similar investment objectives and strategies as the Fund. They noted that the fees payable under the New Money Manager Agreement were identical to the fees payable under the Prior Money Manager Agreement. The materials showed that the fees paid to BlackRock by the Fund were generally similar to the rates charged by the BlackRock to its other similarly managed clients. The Board considered BlackRock's explanations for the differences between the fees charged to the Fund and the fees charged to BlackRock's other fund and institutional clients with similar investment objectives and strategies as the Fund. The Directors also considered the information that they received in connection with the most recent annual review of the Fund's advisory arrangements that showed that the net expense ratio for the Advisor class of shares of the Fund was less than the average expense ratio of the comparable class of shares of its peer group and that the net expense ratios for the other classes of shares were slightly higher than the average net expense ratios of the comparable classes of shares of its peer group. The Board considered the reasons than the net expense ratios of the Investor Class, Class C and Class A shares of the Fund were higher that the comparable average net expense ratios of the peer group and noted that the fees, while not below the average, were within the range of the fees of the applicable classes of shares of the peer group. The Board concluded that the fees payable under the New Money Manager Agreement with BlackRock were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.


         Costs of Services Provided and Profitability


     The Board also considered information regarding the costs to BlackRock of the services provided by it to the Fund. It was noted that BlackRock provided the Board information as to the profits that were realized by BlackRock and its affiliates from its relationship with the Fund for the year ended December 31, 2005. The Board noted that the fees to be charged by BlackRock under the New Money Manager Agreement were the same as what were charged under the Prior Money Manager Agreement. The Board also noted that the fees charged by BlackRock were the result of an arm's length transaction. The Board also noted that information had been provided to the Board regarding the fees charged by BlackRock for its management of comparable funds and accounts. Based on the information provided to it and the fact that the fees payable under the New Money Manager Agreement were the same as what was charged under the Prior Money Manager Agreement, the Board concluded that it was satisfied that BlackRock's expected level of profitability with respect to the New Management Agreement was reasonable in view of the nature, quality and extent of services to be provided.


         Other Benefits

         The Board of Directors considered the other benefits which BlackRock and its affiliates may receive from BlackRock's relationship with the Fund. The Board noted BlackRock's representations that it did not receive any benefits from any other services provided to the Fund and that it did not generate any soft dollar credits in fixed income trading. It was noted that the Board would receive information regarding BlackRock's trading practices on an ongoing basis. The Board concluded that any benefits, to the extent received by BlackRock from its relationship with the Fund, were reasonable.

         Economies of Scale

         The Board of Directors also considered whether economies of scale would be realized by BlackRock as the assets of the Fund become larger and the extent to which those economies of scale were reflected in the fee schedule. They considered the breakpoints in the fee schedule of the New Money Manager Agreement and noted that the breakpoints were identical to those provided in the Prior Money Manager Agreement. Given the size of the Fund and its anticipated growth, the Board concluded that the breakpoints in the BlackRock fee schedule were an effective way to share economies of scale with the Fund's shareholders.

         Description of Accessor Capital

         Accessor Capital was organized as a general partnership under the laws of the State of Washington on April 25, 1991, for the purpose of acting as Accessor Funds' manager and reorganized as a Washington Limited Partnership on August 12, 1993. On February 11, 2002, Accessor Capital restructured its general partners into one corporation, Accessor Capital Corporation, a Washington corporation. Accessor Capital Corporation owns 62.5% of Accessor Capital. J. Anthony Whatley III, a Director of Accessor Funds, is the controlling shareholder of Accessor Capital Corporation, the managing general partner of Accessor Capital. The address of Accessor Capital Corporation is 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101.


     The following chart lists those officers and Directors of Accessor Funds who are also affiliated with Accessor Capital and sets forth the nature of those affiliations. The address of the officers and Director and of Accessor Capital is 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101.


------------------------------------ -------------------------------------- -----------------------------------------
Name                                 Position with Accessor Funds           Position with Accessor Capital
==================================== ====================================== =========================================
J. Anthony Whatley, III              Director, President and Principal      Executive Director and Chief Compliance
                                     Executive Officer                      Officer
------------------------------------ -------------------------------------- -----------------------------------------
Eric Weigel                          Vice President                         Chief Investment Officer

------------------------------------ -------------------------------------- -----------------------------------------
Linda V. Whatley                     Senior Vice President and Assistant    Vice President
                                     Secretary
------------------------------------ -------------------------------------- -----------------------------------------
Robert J. Harper                     Senior Vice President                  Director of Sales and Client Service
------------------------------------ -------------------------------------- -----------------------------------------
Christine J. Stansbery               Secretary, Senior Vice President and   Chief Compliance Officer
                                     Chief Compliance Officer
------------------------------------ -------------------------------------- -----------------------------------------
Debbie Bryan                         Vice President                         Director, Operations
------------------------------------ -------------------------------------- -----------------------------------------
Darin Dubendorf                      Vice President                         Regional Director, Sales
------------------------------------ -------------------------------------- -----------------------------------------
Justin Roberge                       Vice President and Assistant           Senior Investment Analyst
                                     Treasurer


None of the Directors or officers of Accessor Funds owns any interest in BlackRock, its parent company or any of their subsidiaries.

         Accessor Capital provides transfer agent, registrar and dividend disbursing agent services to Accessor Funds pursuant to a Transfer Agency and Administration Agreement between Accessor Capital and Accessor Funds (the "Transfer Agency Agreement"). Accessor Capital also provides certain administrative and recordkeeping services under the Transfer Agency Agreement. For providing these services, Accessor Capital receives a fee equal to 0.13% of the Fund and a transaction fee of $0.50 per transaction. Accessor Capital is also reimbursed by Accessor Funds for certain out-of-pocket expenses including postage, taxes, wire transfer fees, stationery and telephone expenses. For the fiscal year ended December 31, 2005, the Fund paid or accrued for Accessor Capital $229,316 for these services:

         Principal Holders of Securities

         As October 31, 2006, Directors and officers owned less than 1% of the Fund's outstanding shares. As of November 15, 2006, the following persons owned of record, or are known by Accessor Funds to own beneficially, 5% or more of the outstanding shares of the Fund:

Name and Address                                   Percentage Ownership

Advisor Class

THE TRUST COMPANY OF STERNE                         9.38%
CASH
800 SHADES CREEK PKWY
BIRMINGHAM, AL 35023

American Marine Bank                                9.60%
PO BOX 10788
BAINBRIDGE ISLAND, WA 98110-0788

Central Bank & Trust                                6.41%
PO Box 1360
Lexington, KY 40590

Zions Bancorporation Pension Plan                  23.30%
80 Livingston Ave
Roseland, NJ 07068

Accessor Growth & Income Allocation Fund            8.88%
38 Fountain Square
MD 1COMI8
Cincinnati, OH 45263

Accessor Balanced Allocation Fund                   6.14%
38 Fountain Square
MD 1COMI8
Cincinnati, OH 45263


Investor Class

Donaldson, Lufkin & Jenrette                       10.37%
P.O. Box 2052
Jersey City, NJ 07303

THE TRUST COMPANY OF STERNE                         8.93%
REINVEST
800 SHADES CREEK PKWY
Birmingham, AL 35209

JEFFERSON CO HOUSING AUTHORITY                     20.43%
813 SHADES CREEK PKWY # 100B
BIRMINGHAM, AL 35209

First Interstate Bank                              46.81%
PO Box 30918
Billings,MT 59101

A Class

JP Morgan FBO ADP Enterprise 401k                  99.28%
3 Metrotech Center 6th floor
Brooklyn, NY 11245

C Class

J. Chad Hamilton                                   13.02%
2132 Keller Lane
Salt Lake City, UT 84121

Citizens First National Bank                       81.26%
606 S. Main Steet, Trust Dept.
Princeton, IL 61356

         Additional Information

         The annual report for the Fund for the fiscal year ended December 31, 2005, including audited financial statements, and semi-annual report for the Fund for the period ended June 30, 2006, have previously been sent to shareholders and are available upon request without charge by calling (800) 759-3504 or writing Accessor Capital at 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101.

         ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, CO 80202 serves as the distributor of Accessor Funds. ALPS Mutual Funds Services, 1625 Broadway, Suite 2200, Denver CO 80202, is the accounting agent for Accessor Funds and provides the recordkeeping required by Accessor Funds for regulatory and financial reporting purposes.

         Accessor Funds is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be considered for inclusion in the proxy statement for the next meeting of shareholders must be submitted a reasonable time before the proxy statement is mailed. Whether a proposal submitted would be included in the proxy statement will be determined in accordance with applicable state and federal law.

         If you have selected to receive one Information Statement for all accounts maintained by members of your household, Accessor Funds undertakes to deliver promptly upon written or oral request a separate coup of the Information Statement for a separate account.

                                            By Order of the Board of Directors,
                                                    CHRISTINE J. STANSBERY
                                                        Secretary


Dated:  November 28, 2006

                                         EXHIBIT A

                               NEW MONEY MANAGER AGREEMENT


                             MONEY MANAGER AGREEMENT

                                        Effective Date:     September 29, 2006
                                        Termination Date:   December 31, 2007
                                        Fund and Account:   MORTGAGE SECURITIES
                                                            FUND

BlackRock Financial Management Inc.
40 East 52nd Street
New York, NY  10022

        Re:     Accessor Funds, Inc. Money Manager Agreement

Ladies and Gentlemen:

        Accessor Funds, Inc., a Maryland corporation (the "Accessor Funds"), is an open-end management investment company of the series type registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and subject to the rules and regulations promulgated thereunder. Accessor Funds issues shares in separate diversified portfolios, each with a different investment objective and policies.

        Accessor Capital Management LP, a Washington limited partnership (the "Manager") acts as the manager and administrator of Accessor Funds pursuant to the terms of a Management Agreement, and is an "investment adviser," as that term is defined in Section 2(a)(20) of the 1940 Act, to Accessor Funds. The Manager is responsible for the day-to-day management and administration of Accessor Funds and for the coordination of investments of each portfolio's assets; however, specific portfolio purchases and sales for each portfolio's investment portfolio, or a portion thereof, are to be made by the portfolio management organizations recommended and selected by the Manager, subject to the approval of the Board of Directors of Accessor Funds (the "Board").

        1. Appointment as a Money Manager. The Manager and Accessor Funds hereby appoint and employ BlackRock Financial Management, Inc., a Delaware corporation (the "Money Manager"), as a discretionary money manager to Accessor Funds' Mortgage Securities Fund, on the terms and conditions set forth herein. The Manager determines from time to time that portion of the assets of the Mortgage Securities Fund that are to be assigned to the Money Manager (the "Account"). The Account and those assets of the Mortgage Securities Fund managed by the Manager or another money manager as determined by the Manager are referred to as the "Fund".

        2. Acceptance of Appointment; Standard of Performance. The Money Manager accepts the appointment as a discretionary money manager and agrees to use its best professional judgment to make and implement investment decisions for Accessor Funds with respect to the investments of the Account in accordance with the provisions of this Agreement.

        3. Fund Management Services of the Money Manager. The Money Manager is hereby employed and authorized to select portfolio securities for investment by the Fund, to determine to purchase and sell securities for the Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with Accessor Funds' operational procedures, as it may be amended in writing by the parties from time to time). In providing portfolio management services to the Account, the Money Manager shall be subject to such investment restrictions as are set forth in the 1940 Act and rules thereunder, the supervision and control of the Board, such specific instructions as the Board may adopt and communicate to the Money Manager, the investment objectives, policies and restrictions of the Fund furnished pursuant to paragraph 4, and instructions from the Manager. The Money Manager shall maintain on behalf of Accessor Funds all accounts, books, records or other documents that are required to be maintained pursuant to the 1940 Act, and the Investment Advisers Act of 1940, as amended (the "Advisers Act") or any rule or regulation thereunder and Accessor Funds' policies and procedures, as may be amended in writing from time to time. At Accessor Funds' or the Manager's reasonable request (as communicated by the Board or the officers of such entities), the Money Manager will consult with the officers of Accessor Funds or the Manager, as the case may be, with respect to any decision made by it with respect to the investments of the Account.

        4. Investment Objectives, Policies and Restrictions. Accessor Funds shall provide the Money Manager with a statement of the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto as established by Accessor Funds, including those set forth in its Prospectus as amended from time to time. Accessor Funds retains the right, on reasonable prior written notice to the Money Manager from Accessor Funds or the Manager, to modify any such objectives, policies or restrictions in any manner at any time. The Money Manager shall have no duty to investigate any instructions received from Accessor Funds, the Manager, or both, and, absent manifest error, such instructions shall be presumed reasonable.

        5. Transaction Procedures. All transactions will be consummated by payment to or delivery by Accessor Funds' custodian (the "Custodian"), or such depositary or agents as may be designated by the Custodian, as custodian for Accessor Funds, of all cash and/or securities due to or from the Account, and the Money Manager shall not have possession or custody thereof or any responsibility or liability with respect thereto. The Money Manager shall advise the Custodian in writing or by electronic transmission or facsimile of all investment orders for the Fund placed by it with broker/dealers at the time and in the manner and as set forth in Exhibit A hereto. Accessor Funds shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Money Manager. Accessor Funds shall be responsible for all custodial arrangements and the payment of all custodial charges and fees and, upon the Money Manager giving proper instructions to the Custodian, the Money Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

        6. Allocation of Brokerage. The Money Manager shall have authority and discretion to select broker/dealers to execute portfolio transactions initiated by the Money Manager, and for the selection of the markets on/in which the transaction will be executed.

                A. In doing so, the Money Manager's primary objective shall be to select a broker/dealer that can be expected to obtain the best net price and execution for Accessor Funds. However, this responsibility shall not be deemed to obligate the Money Manager to solicit competitive bids for each transaction; and the Money Manager shall have no obligation to seek the lowest available commission cost to Accessor Funds, so long as the Money Manager believes in good faith, based upon its knowledge of the capabilities of the firm selected, that the broker/dealer can be expected to obtain the best price on a particular transaction and that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available by the broker/dealer to the Money Manager viewed in terms of either that particular transaction or of the Money Manager's overall responsibilities with respect to its clients, including Accessor Funds, as to which the Money Manager exercises investment discretion, notwithstanding that Accessor Funds may not be the direct or exclusive beneficiary of any such services or that another broker/dealer may be willing to charge Accessor Funds a lower commission on the particular transaction.

                B. Accessor Funds shall retain the right to request that transactions involving the Account that give rise to brokerage commissions in an annual amount of up to 50% of the Money Manager's executed brokerage commissions, shall be executed by broker/dealers which provide brokerage or research services to Accessor Funds or its Manager, or as to which an ongoing relationship will be of value to Accessor Funds with respect to the Fund, which services and relationship may, but need not, be of direct benefit to the Fund so long as (i) the Money Manager believes in good faith, based upon its knowledge of the capabilities of the firm selected, that the broker/dealer can be expected to obtain the best price on a particular transaction and (ii) Accessor Funds determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to Accessor Funds, or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such service or that another broker/dealer may be willing to charge Accessor Funds a lower commission on the particular transaction. The Money Manager may reject any request for directed brokerage that does not appear to it to be reasonable.

                C. Accessor Funds agrees that it will provide the Money Manager with a list of broker/dealers which are "affiliated persons" of Accessor Funds and its other money managers. Upon receipt of such list, the Money Manager agrees that it will not execute any portfolio transactions with a broker/dealer which is an "affiliated person" (as defined in the 1940
        Act) of Accessor Funds or of any money manager for Accessor Funds unless it is in accordance with the procedures of Accessor Funds.

                D. As used in this paragraph 6, "brokerage and research services" shall be those services described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended.

        7. Transactions with Affiliated Persons of the Funds. The Money Manager is prohibited from consulting with the money manager of another Accessor Fund or the money manager of the portion of the Fund not managed by the Money Manager, if applicable, concerning transactions entered into by the Money Manager (or its affiliates) in accordance with Rule 17a-10, 17e-1, 12d3-1 and 10f-3 of the 1940 Act. Further, for the purposes of Rule 12d3-1 of the 1940 Act, where the Money Manager is one of multiple money managers managing a Fund, the Money Manager's responsibility to providing investment advice is limited to providing investment advice to the portion of the Fund over which it is appointed by Accessor.

        8. Proxies. Unless the Manager gives written instructions to the contrary, the Money Manager shall vote all proxies solicited by or with respect to the issuers of securities held by the Fund. The Money Manager shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders. The Manager shall provide to the Fund, upon request, a copy of its voting policies and procedures if it is required to adopt such policies and procedures. For the year beginning July 1, 2003 and ending June 30, 2004, and for each year thereafter, the Manager shall create and maintain, and provide to the Fund within 45 days after year-end and in an electronic format, the information required by Item 1 of Form N-PX under the 1940 Act if it casts any votes by proxy on any securities held by the Fund.

        9. Reports to the Money Manager. Accessor Funds and the Manager shall furnish or otherwise make available to the Money Manager such information relating to the business affairs of Accessor Funds, including periodic reports concerning the Fund, as the Money Manager at any time, or from time to time, may reasonably request in order to discharge its obligations hereunder.

        10. Fees for Services. The compensation of the Money Manager for its services under this Agreement shall be calculated and paid by Accessor Funds in accordance with Exhibit A attached hereto and incorporated by this reference herein. The Money Manager acknowledges that any such fee is payable solely out of assets of the Fund's Account.

        11. Other Investment Activities of the Money Manager. Accessor Funds acknowledges that the Money Manager, or one or more of its affiliates, may have investment responsibilities or render investment advice to, or perform other investment advisory services for, other individuals or entities (the "Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, Accessor Funds agrees that the Money Manager and its affiliates may give advice, exercise investment responsibility and take other action with respect to the Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Account, provided that the Money Manager acts in good faith, and provided further that it is the Money Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. Accessor Funds acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Account may have an interest from time to time, whether in transactions which may involve the Account or otherwise. The Money Manager shall have no obligation to acquire for the Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Account or otherwise.

        12. Certificate of Authority. Each of Accessor Funds, the Manager and the Money Manager shall furnish to the others from time to time certified copies of the resolutions of its Board of Directors, Board of Trustees, Managing Partner or executive committee, as the case may be, evidencing the authority of its officers and employees who are authorized to act on behalf of it.

        13. Limitation of Liability. The Money Manager shall not be liable for, and shall be indemnified by Accessor Funds for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from Accessor Funds or the Manager; provided, however, that such acts or omissions shall not have resulted from the Money Manager's willful misfeasance, bad faith or gross negligence, violation of applicable law, or reckless disregard of its duty or of its obligations hereunder. The rights and obligations that are provided for in this Paragraph 13 shall survive the cancellation, expiration or termination of this Agreement.

        14. Confidentiality. Subject to the right of each money manager and Accessor Funds to comply with applicable law, including any demand or request of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each money manager, the Manager and Accessor Funds in respect thereof, other than any such information which is or hereafter becomes ascertainable from public or published information or trade sources. The rights and obligations that are provided for in this Paragraph 13 shall survive the cancellation, expiration or termination of this Agreement.

        15. Use of the Money Manager's Name. Accessor Funds and the Manager agree to furnish the Money Manager at its principal office prior to use thereof copies of all prospectuses, proxy statements, reports to stockholders, sales literature, or other material prepared for distribution to stockholders of Accessor Funds or the public that refer in any way to the Money Manager, and not to use such material if the Money Manager reasonably objects in writing within three business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, Accessor Funds and the Manager will continue to furnish to the Money Manager copies of any of the above-mentioned materials that refer in any way to the Money Manager, and will not use such material if the Money Manager reasonably objects in writing within three business days (or such other time as may be mutually agreed) after receipt thereof.

        16. Assignment. No assignment, as that term is defined in Section 2(a)(4) of the 1940 Act, of this Agreement shall be made by the Money Manager, and this Agreement shall terminate automatically in the event that it is assigned. The Money Manager shall notify the Manager and Accessor Funds in writing sufficiently in advance of any proposed change of control, as defined in
Section 2(a)(9) of the 1940 Act, to enable the Manager and Accessor Funds to consider whether an assignment, as that term is defined in Section 2(a)(4) of the 1940 Act, will occur, and to take the steps necessary to enter into a new money manager agreement with the Money Manager.

        17. Representations, Warranties and Agreements of the Investment Company. Accessor Funds represents, warrants and agrees that:

                A. The Money Manager has been duly appointed by the Board to provide investment services to the Account as contemplated hereby.

                B. Accessor Funds will deliver to the Money Manager a true and complete copy of its current prospectus as effective from time to time, such other documents or instruments governing the investments of Fund, and such other information as is necessary for the Money Manager to carry out its obligations under this Agreement.

                C. The organization of Accessor Funds and the conduct of the business of the Fund as contemplated by this Agreement, materially complies, and shall at all times materially comply, with the requirements imposed upon Accessor Funds by applicable law.

        18. Representations, Warranties and Agreements of Manager. Manager represents, warrants and agrees that:

                A. The Manager acts as an "investment adviser," as that term is defined in Section 2(a)(20) of the 1940 Act, pursuant to a Management Agreement with Accessor Funds.


                B. The appointment of the Money Manager by the Manager to provide the investment services as contemplated hereby has been approved by the Board.

                C. The Manager is registered as an "investment adviser" under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

        19. Representations, Warranties and Agreements of Money Manager. The Money Manager represents, warrants and agrees that:

                A. The Money Manager is registered as an "investment adviser" under the Advisers Act; or it is a "bank" as defined in Section 202(a)(2) of the Advisers Act or an "insurance company" as defined in
        Section 202(a)(12) of the Advisers Act and is exempt from registration thereunder.

                B. The Money Manager will maintain, keep current and preserve on behalf of Accessor Funds, the records required to be maintained pursuant to Section 3 of this Agreement and shall timely furnish to the Manager all information relating to the Money Manager's services under this Agreement needed by the Manager to keep the other books and records of the Fund required by the 1940 Act, and the Advisors Act, or any rule or regulation thereunder and Accessor Funds' policies and procedures (as may be amended in writing from time to time) in the manner required by such rule, regulation, policy or procedure. The Money Manager agrees that such records are the property of Accessor Funds and will be surrendered to Accessor Funds promptly upon request.

                C. The Money Manager will adopt or has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, will provide to Accessor Funds a copy of the code of ethics and evidence of its adoption, and will make such reports to Accessor Funds as required by Rule 17j-1 under the 1940 Act. The Money Manager has policies and procedures sufficient to enable the Money Manager to detect and prevent the misuse of material, nonpublic information by the Money Manager or any person associated with the Money Manager, in compliance with the Insider Trading and Securities Fraud Enforcement Act of 1988.

                D. The Money Manager will notify Accessor Funds of any changes in the membership of its partnership or in the case of a corporation in the ownership of more than five percent of its voting securities, within a reasonable time after such change.

                E. The Money Manager understands that it may receive certain non-public information about clients of Accessor Capital and Accessor Funds under Section 248.14 of Regulation S-P and understands and agrees that it will disclose that information only as permitted by Section
        248.11 of Regulation S-P.

        20. Amendment. This Agreement may be amended at any time, but only by written agreement among the Money Manager, the Manager and the Fund, which amendment, must be approved by the Board in the manner required by the 1940 Act.

        21. Effective Date; Term. This Agreement shall become effective for the Fund on the effective date set forth on page 1 of this Agreement, and shall continue in effect until the termination date set forth on page 1 of this Agreement. Thereafter, the Agreement shall continue in effect for successive annual periods only so long as its continuance has been specifically approved at least annually (a) by a vote of a majority of the Board or (b) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund for which the Money Manager acts as money manager, and in either case by a majority of the directors who are not parties to the Agreement or interested persons of any parties to the Agreement (other than as directors of Accessor Funds) cast in person at a meeting called for purposes of voting on the Agreement.

        22. Termination. This Agreement may be terminated, without the payment of any penalty, by the Board, the Manager, the Money Manager or by the vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund for which the Money Manager acts as money manager, upon 60 days' prior written notice to the other parties hereto. Any such termination shall not affect the status, obligations or liabilities of any party hereto to any of the other parties that accrued prior to such termination.

        23. Applicable Law. To the extent that state law shall not have been preempted by the provisions of any laws of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Washington.

         24. Entire Agreement. This Agreement constitutes the entire understanding between the parties relating to the Fund and supercedes all prior understandings, arrangements, representations, proposals or communications between the parties, whether written or oral.

         25. Notices. Any notice, advice, or report to be given pursuant to this Agreement shall be delivered or mailed:

      To Accessor Capital at:             Accessor Capital Management LP
                                          1420 Fifth Avenue, Suite 3600
                                          Seattle, WA  98101
                                          Attention:  Christine Stansbery

      To Accessor Funds at:               Accessor Funds, Inc.
                                          1420 Fifth Avenue, Suite 3600
                                          Seattle, WA  98101
                                          Attention:  Christine Stansbery

      To Money Manager at:                BlackRock Financial Management, Inc.
                                          40 East 52nd Street
                                          New York, NY  10022
                                          Attention:  General Counsel

         26. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

ACCESSOR FUNDS, INC.



BY:
   ---------------------------------------------
     Christine J. Stansbery
     Secretary and Senior Vice President
DATE:
     -------------------------------------------


Accepted and agreed to:

BLACKROCK FINANCIAL MANAGEMENT, INC.


By:
   -----------------------------------------
     Name:
     Title:
DATE:
     ----------------------------------------------------------------


ACCESSOR CAPITAL
MANAGEMENT LP
By Accessor Capital Corporation
Its Managing General Partner


BY:
   -----------------
     J. Anthony Whatley, III
     President
DATE:
     -------------------------------------------

EXHIBITS:           A.  Fee Schedule.

                                    EXHIBIT A
                                MONEY MANAGER FEE

         The Fund will pay to the Money Manager as compensation for the Money Manager's services rendered, a fee, computed daily and paid quarterly at the annual rate as set forth below of the aggregate daily net assets of the Fund:

         0.25% of the first $100,000,000
         0.20% of the next $100,000,000
         0.15% above $200,000,000

         Such fee shall be paid by the Fund and no fees shall be paid to Accessor Capital Management LP under this agreement. Such fee shall be payable for each quarter within 60 days after the end of each quarter. If the Money Manager shall serve for less than the whole of a quarter, the foregoing compensation shall be prorated.